UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

UNIVERSAL INSURANCE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Universal Insurance Holdings, Inc. Annual Meeting of Shareholders Thursday, June 13, 2024 9:00 AM, Eastern Time Boca Raton Resort & Club 501 E. Camino Real, Boca Raton, FL 33432 For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/UVE To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 3, 2024. Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On June 13, 2024 For Shareholders of Record as of April 15, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/UVE Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Universal Insurance Holdings, Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 PROPOSAL 1. Election of twelve directors. 1.01 Carol G. Barton 1.02 Shannon A. Brown 1.03 Scott P. Callahan 1.04 Kimberly D. Campos 1.05 Stephen J. Donaghy 1.06 Sean P. Downes 1.07 Marlene M. Gordon 1.08 Francis X. McCahill, III 1.09 Richard D. Peterson 1.10 Michael A. Pietrangelo 1.11 Ozzie A. Schindler 1.12 Jon W. Springer 2. Approval of the Amended and Restated Universal Insurance Holdings, Inc. 2021 Omnibus Incentive Plan. 3. Advisory vote to approve the compensation of the Company’s named executive officers. 4. Ratification of the appointment of Plante & Moran, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.